UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2014

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 North Green Bay Avenue Milwaukee, WI	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2014, Johnson Controls, Inc. (the “Company”) closed its sale of $300,000,000 aggregate principal amount of its 1.400% Senior Notes due 2017 (the “2017 Notes”), $500,000,000 aggregate principal amount of its 3.625% Senior Notes due 2024 (the “2024 Notes”), $450,000,000 aggregate principal amount of its 4.625% Senior Notes due 2044 (the “2044 Notes”) and $450,000,000 aggregate principal amount of its 4.950% Senior Notes due 2064 (the “2064 Notes” and, together with the 2017 Notes, the 2024 Notes and the 2044 Notes, the “Notes”) in a public offering (the “Offering”) pursuant to an underwriting agreement dated June 10, 2014 (the “Underwriting Agreement”) among the Company and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein. The Company filed a Current Report on Form 8-K dated June 10, 2014 with respect to its execution of the Underwriting Agreement and the Offering.

Net proceeds to the Company from the Offering were approximately $1.68 billion, after deducting underwriters’ discounts and estimated offering expenses payable by the Company. The Company intends to use a portion of the net proceeds from the Offering to finance the Company’s acquisition of Air Distribution Technologies. Any remaining proceeds from the Offering will be used for general corporate purposes.

The Notes were registered under the Company’s registration statement on Form S-3 (No. 333-179613) filed on February 22, 2012 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and were issued pursuant to an Indenture (the “Indenture”), dated as of January 17, 2006, between the Company and U.S. Bank National Association as successor Trustee (the “Trustee”), and an Officers’ Certificate, dated June 13, 2014 (the “Officers’ Certificate”), setting forth the terms of the Notes. The Officer’s Certificate is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being filed herewith:

(4.1)	Officers’ Certificate, dated June 13, 2014, establishing the 1.400% Senior Notes due 2017, 3.625% Senior Notes due 2024, 4.625% Senior Notes due 2044 and 4.950% Senior Notes due 2064.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Brian J. Stief
Brian J. Stief Vice President and Corporate Controller

Date: June 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

(4.1)	Officers’ Certificate, dated June 13, 2014, establishing the 1.400% Senior Notes due 2017, 3.625% Senior Notes due 2024, 4.625% Senior Notes due 2044 and 4.950% Senior Notes due 2064.